Exhibit 99.1

Corporate Communications 817-967-1577 mediarelations@aa.com

FOR RELEASE: Thursday, January 9, 2014

AMERICAN AIRLINES GROUP REPORTS DECEMBER TRAFFIC RESULTS

American Airlines Group (NASDAQ: AAL) today reported December 2013 traffic results for both American Airlines and US Airways.

American’s consolidated passenger revenue per available seat mile (PRASM) for the month of December increased approximately 9 percent versus the same period last year. American’s consolidated revenue passenger miles (RPMs) for the month were 11.9 billion, up 5.0 percent versus December 2012. Consolidated capacity was 14.2 billion available seat miles (ASMs), up 1.1 percent versus December 2012. Consolidated passenger load factor was 83.3 percent for the month of December, up 3.1 points versus December 2012.

US Airways’ consolidated passenger revenue per available seat mile (PRASM) for the month of December increased approximately 12 percent versus the same period last year. US Airways’ consolidated revenue passenger miles (RPMs) for the month were 6.3 billion, up 7.0 percent versus December 2012. Consolidated capacity was 7.4 billion available seat miles (ASMs), up 3.6 percent versus December 2012. Consolidated passenger load factor was 84.7 percent for the month of December, up 2.7 points versus December 2012.

The following summarizes American Airlines and US Airways traffic results for the month and full-year ended December 2013 and 2012, consisting of mainline-operated flights, wholly-owned regional subsidiaries, and operating results from capacity purchase agreements.

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American Airlines Group Reports December Traffic Results

Jan. 9, 2014

American Traffic Results

	December				Year to Date
	2013	2012	Change		2013	2012	Change
Revenue Passenger Miles (000)
Domestic	6,292,855	6,210,656	1.3%		75,222,452	75,206,608	—%
Atlantic	1,465,682	1,279,990	14.5%		18,507,004	18,453,435	0.3%
Latin America	2,605,114	2,361,372	10.3%		26,800,334	25,219,881	6.3%
Pacific	609,028	619,746	(1.7)%		7,882,915	7,526,130	4.7%

International	4,679,824	4,261,108	9.8%		53,190,253	51,199,446	3.9%

Mainline	10,972,679	10,471,764	4.8%		128,412,705	126,406,054	1.6%
Regional	889,280	830,101	7.1%		10,464,675	10,213,998	2.5%

Total Revenue Passenger Miles	11,861,959	11,301,865	5.0%		138,877,380	136,620,052	1.7%

Available Seat Miles (000)
Domestic	7,429,325	7,608,991	(2.4)%		89,267,884	89,853,411	(0.7)%
Atlantic	1,753,495	1,536,702	14.1%		22,084,539	22,273,368	(0.8)%
Latin America	3,234,118	3,077,742	5.1%		33,546,424	31,365,357	7.0%
Pacific	704,779	759,022	(7.1)%		9,600,509	9,136,268	5.1%

International	5,692,392	5,373,466	5.9%		65,231,472	62,774,993	3.9%

Mainline	13,121,717	12,982,457	1.1%		154,499,356	152,628,404	1.2%
Regional	1,126,494	1,115,195	1.0%		13,840,611	13,595,449	1.8%

Total Available Seat Miles	14,248,211	14,097,652	1.1%		168,339,967	166,223,853	1.3%

Load Factor (%)
Domestic	84.7	81.6	3.1	pts	84.3	83.7	0.6	pts
Atlantic	83.6	83.3	0.3	pts	83.8	82.8	1.0	pts
Latin America	80.6	76.7	3.9	pts	79.9	80.4	(0.5	) pts
Pacific	86.4	81.7	4.7	pts	82.1	82.4	(0.3	) pts
International	82.2	79.3	2.9	pts	81.5	81.6	(0.1	) pts
Mainline	83.6	80.7	2.9	pts	83.1	82.8	0.3	pts
Regional	78.9	74.4	4.5	pts	75.6	75.1	0.5	pts
Total Load Factor	83.3	80.2	3.1	pts	82.5	82.2	0.3	pts

Enplanements
Mainline	7,347,502	7,220,907	1.8%		87,001,722	86,464,899	0.6%
Regional	1,804,011	1,732,897	4.1%		21,733,693	21,488,120	1.1%

Total Enplanements	9,151,513	8,953,804	2.2%		108,735,415	107,953,019	0.7%

System Cargo Ton Miles (000)	168,853	149,505	12.9%		1,836,546	1,761,430	4.3%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin America numbers include the Caribbean.
3)	Regional includes wholly owned subsidiaries and operating results from capacity purchase carriers.
4)	Beginning with the June 2013 traffic release, data includes charter services.

American Airlines Group Reports December Traffic Results

Jan. 9, 2014

US Airways Traffic Results

	December				Year to Date
	2013	2012	Change		2013	2012	Change
Revenue Passenger Miles (000)
Domestic	4,224,334	3,887,511	8.7%		49,053,852	46,661,682	5.1%
Atlantic	648,858	650,433	(0.2)%		11,177,988	10,740,555	4.1%
Latin America	491,330	433,224	13.4%		5,381,231	5,032,860	6.9%
Pacific	—	—	—%		—	—	—%

International	1,140,188	1,083,657	5.2%		16,559,219	15,773,415	5.0%

Mainline	5,364,522	4,971,168	7.9%		65,613,071	62,435,097	5.1%
Regional	920,983	901,970	2.1%		11,049,600	10,882,735	1.5%

Total Revenue Passenger Miles	6,285,505	5,873,138	7.0%		76,662,671	73,317,832	4.6%

Available Seat Miles (000)
Domestic	4,818,098	4,588,645	5.0%		56,956,308	54,508,332	4.5%
Atlantic	848,104	849,256	(0.1)%		13,882,310	13,604,210	2.0%
Latin America	598,966	547,321	9.4%		6,534,887	6,098,561	7.2%
Pacific	—	—	—%		—	—	—%

International	1,447,070	1,396,577	3.6%		20,417,197	19,702,771	3.6%

Mainline	6,265,168	5,985,222	4.7%		77,373,505	74,211,103	4.3%
Regional	1,152,724	1,173,264	(1.8)%		14,200,264	14,213,848	(0.1)%

Total Available Seat Miles	7,417,892	7,158,486	3.6%		91,573,769	88,424,951	3.6%

Load Factor (%)
Domestic	87.7	84.7	3.0	pts	86.1	85.6	0.5	pts
Atlantic	76.5	76.6	(0.1	) pts	80.5	79.0	1.5	pts
Latin America	82.0	79.2	2.8	pts	82.3	82.5	(0.2	) pts
Pacific	—	—	—	pts	—	—	—	pts
International	78.8	77.6	1.2	pts	81.1	80.1	1.0	pts
Mainline	85.6	83.1	2.5	pts	84.8	84.1	0.7	pts
Regional	79.9	76.9	3.0	pts	77.8	76.6	1.2	pts
Total Load Factor	84.7	82.0	2.7	pts	83.7	82.9	0.8	pts

Enplanements
Mainline	4,798,226	4,400,918	9.0%		56,745,758	54,276,800	4.5%
Regional	2,359,156	2,300,856	2.5%		28,258,652	28,269,320	—%

Total Enplanements	7,157,382	6,701,774	6.8%		85,004,410	82,546,120	3.0%

System Cargo Ton Miles (000)	31,413	32,917	(4.6)%		370,136	344,426	7.5%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin America numbers include the Caribbean.
3)	Regional includes wholly owned subsidiaries and operating results from capacity purchase carriers.

American Airlines Group Reports December Traffic Results

Jan. 9, 2014

Combined American and US Airways Traffic Results

	December				Year to Date
	2013	2012	Change		2013	2012	Change
Revenue Passenger Miles (000)
Domestic	10,517,189	10,098,167	4.1%		124,276,304	121,868,290	2.0%
Atlantic	2,114,540	1,930,423	9.5%		29,684,992	29,193,990	1.7%
Latin America	3,096,444	2,794,596	10.8%		32,181,565	30,252,741	6.4%
Pacific	609,028	619,746	(1.7)%		7,882,915	7,526,130	4.7%

International	5,820,012	5,344,765	8.9%		69,749,472	66,972,861	4.1%

Mainline	16,337,201	15,442,932	5.8%		194,025,776	188,841,151	2.7%
Regional	1,810,263	1,732,071	4.5%		21,514,275	21,096,733	2.0%

Total Revenue Passenger Miles	18,147,464	17,175,003	5.7%		215,540,051	209,937,884	2.7%

Available Seat Miles (000)
Domestic	12,247,423	12,197,636	0.4%		146,224,192	144,361,743	1.3%
Atlantic	2,601,599	2,385,958	9.0%		35,966,849	35,877,578	0.2%
Latin America	3,833,084	3,625,063	5.7%		40,081,311	37,463,918	7.0%
Pacific	704,779	759,022	(7.1)%		9,600,509	9,136,268	5.1%

International	7,139,462	6,770,043	5.5%		85,648,669	82,477,764	3.8%

Mainline	19,386,885	18,967,679	2.2%		231,872,861	226,839,507	2.2%
Regional	2,279,218	2,288,459	(0.4)%		28,040,875	27,809,297	0.8%

Total Available Seat Miles	21,666,103	21,256,138	1.9%		259,913,736	254,648,804	2.1%

Load Factor (%)
Domestic	85.9	82.8	3.1	pts	85.0	84.4	0.6	pts
Atlantic	81.3	80.9	0.4	pts	82.5	81.4	1.1	pts
Latin America	80.8	77.1	3.7	pts	80.3	80.8	(0.5	) pts
Pacific	86.4	81.7	4.7	pts	82.1	82.4	(0.3	) pts
International	81.5	78.9	2.6	pts	81.4	81.2	0.2	pts
Mainline	84.3	81.4	2.9	pts	83.7	83.2	0.5	pts
Regional	79.4	75.7	3.7	pts	76.7	75.9	0.8	pts
Total Load Factor	83.8	80.8	3.0	pts	82.9	82.4	0.5	pts

Enplanements
Mainline	12,145,728	11,621,825	4.5%		143,747,480	140,741,699	2.1%
Regional	4,163,167	4,033,753	3.2%		49,992,345	49,757,440	0.5%

Total Enplanements	16,308,895	15,655,578	4.2%		193,739,825	190,499,139	1.7%

System Cargo Ton Miles (000)	200,266	182,422	9.8%		2,206,682	2,105,856	4.8%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin America numbers include the Caribbean.
3)	Regional includes wholly owned subsidiaries and operating results from capacity purchase carriers.

American Airlines Group Reports December Traffic Results

Jan. 9, 2014

About American Airlines Group

American Airlines Group (NASDAQ: AAL) is the holding company for American Airlines and US Airways. Together with American Eagle and US Airways Express, the airlines operate an average of nearly 6,700 flights per day to 339 destinations in 54 countries from its hubs in Charlotte, Chicago, Dallas/Fort Worth, Los Angeles, Miami, New York, Philadelphia, Phoenix and Washington, D.C. The American Airlines AAdvantage and US Airways Dividend Miles programs allow members to earn and redeem miles for travel and everyday purchases as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. American is a founding member of the oneworld® alliance, whose members and members-elect serve 981 destinations with 14,244 daily flights to 151 countries. Connect with American on Twitter @AmericanAir and at Facebook.com/AmericanAirlines, and follow US Airways on Twitter @USAirways and at Facebook.com/USAirways.

Cautionary Statement Regarding Forward-Looking Statements and Information

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving American Airlines Group Inc. (formerly named AMR Corporation) (the “Company”) and US Airways Group, Inc. (“US Airways”), including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward-looking statements: the challenges and costs of integrating operations and achieving anticipated synergies; the effects of divestitures pursuant to the settlement with the Department of Justice and certain states; the price of, market for and potential market price volatility of the Company’s common stock and preferred stock; the Company’s significant liquidity requirements and substantial levels of indebtedness; the impact of significant operating losses in the future; downturns in economic conditions that adversely affect our business; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; competitive practices in the industry, including the impact of industry consolidation; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the Company’s high level of fixed obligations and ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in financing arrangements; provisions in credit card processing and other commercial agreements that may affect the Company’s liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the inability to maintain labor costs at competitive levels; interruptions or

American Airlines Group Reports December Traffic Results

Jan. 9, 2014

disruptions in service at one or more of the Company’s hub airports; regulatory changes affecting the allocation of slots; the Company’s reliance on third-party regional operators or third-party service providers; the Company’s reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; the impact of extensive government regulation; the impact of heavy taxation; the impact of changes to the Company’s business model; the loss of key personnel or inability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company’s ability to operate and grow its route network; the impact of environmental regulation; the Company’s reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the Company’s dependence on a limited number of suppliers for aircraft, aircraft engines and parts; the impact of changing economic and other conditions and seasonality of the Company’s business; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; and other economic, business, competitive, and/or regulatory factors affecting the Company’s business, including those set forth in the filings of US Airways and the Company with the SEC, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other SEC filings. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

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